UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

COMMUNITY BANKERS TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32590	20-2652949
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Innslake Drive, Glen Allen, VA	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 7.01. Regulation FD Disclosure

The following information and exhibit is being furnished pursuant to Regulation FD.

On November 6, 2008, Community Bankers Trust Corporation., (the “Company”) issued a press release reporting its financial results for the three month and nine months ended September 30, 2008. A copy of the Company’s press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

Section 9.01 — Financial Statements and Exhibits

(c)	Exhibits

99.1	The Corporation’s press release dated November 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION

DATE: November 13, 2008	By:	/s/ BRUCE E. THOMAS
Bruce E. Thomas Chief Financial Officer & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	The Corporation’s press release dated November 6, 2008.